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                                                                    EXHIBIT 10.3

                     SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT


               This Second Amendment is entered into this 18th day of August, 1998, based on the following facts:

               A. Incident to its formation, A-55, L.P. was granted a license under that certain Exclusive License dated November 2, 1992; restated January 3, 1994; and amended by that certain First Amendment effective January 1, 1995.

               B. Licensor and Licensee desire to further amend the Exclusive License Agreement.


               Based on the foregoing, the parties agree as follows:

               1. Section 1.1(a) of the Exclusive License Agreement is amended in its entirety to read as follows:

                      (a) methods, processes, compositions and apparatuses for carrying out combustion for the generation of heat in (i) internal combustion engines, either compression or spark ignited and (ii) open flame applications such as boilers and combustion turbines;"

               2.     The effective date of this First Amendment is July 31,
                      1998.


LICENSEE:                                    LICENSOR:


     A-55 , L.P., a Nevada
     Limited Partnership
                                             /s/ Rudolf W. Gunnerman
                                             __________________________________
     By RWG Inc., a Nevada                   Rudolf W. Gunnerman,
     Corporation,                            an individual
     General Partner

     By /s/ Daniel J. Klaich
     _________________________________
         Daniel J. Klaich,
         Executive Vice
         President


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